POWER OF ATTORNEY

File Nos. 333-05208 and 811-09156

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THOMASLLOYD FUNDS, a business trust organized under the laws of the State of Mass. (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER, its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file Post-Effective Amendment No. 19 to the Trust's Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 14th day of March, 2007.

ATTEST:

THOMASLLOYD FUNDS

By:  /s/William L. Morrow, Jr.

By:  /s/Jerry Szilagyi

William Morrow, Secretary

Jerry J. Szilagyi, President

STATE OF NEW YORK

)

)

ss:

COUNTY OF NEW YORK

)

Before me, a Notary Public, in and for said county and state, personally appeared Jerry J. Szilagyi, President, and William Morrow, Secretary, who represented that they are duly authorized in the premises, and who are known to me to be the persons described in and who executed the foregoing instrument, and they duly acknowledged to me that they executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this __14th_ day of March, 2007.

/s/ Doreen Pando

Notary Public

My commission expires:  August 18, 2009__

CERTIFICATE

File Nos. 333-05208 and 811-09156

The undersigned, Secretary of THOMASLLOYD FUNDS, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held February 28, 2007 and is in full force and effect:

WHEREAS, THOMASLLOYD FUNDS, a business trust organized under the laws of the State of Mass. (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER, its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file Post-Effective Amendment No. 19 to the Trust's Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

Dated:  3/13, 2007

/s/William L. Morrow, Jr.____________

William Morrow, Secretary

ThomasLloyd Funds

POWER OF ATTORNEY

File Nos. 333-05208 and 811-09156

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THOMASLLOYD FUNDS, a business trust organized under the laws of the State of Mass. (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is the President of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file Post-Effective Amendment No. 19 to the Trust's Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of February, 2007.

/s/ Jerry J. Szilagyi

Jerry J. Szilagyi

President

STATE OF NEW YORK

)

)

ss:

COUNTY OF NEW YORK

)

Before me, a Notary Public, in and for said county and state, personally appeared Jerry J. Szilagyi, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 28th day of February, 2007.

/s/ Doreen Pando______

Notary Public

My commission expires:

August 18, 2009__

POWER OF ATTORNEY

File Nos. 333-05208 and 811-09156

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THOMASLLOYD FUNDS, a business trust organized under the laws of the State of Mass. (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file Post-Effective Amendment No. 19 to the Trust's Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of February, 2007.

/s/ Joseph J. DioGuardi

Joseph J. DioGuardi

Trustee

STATE OF NEW YORK

)

)

ss:

COUNTY OF NEW YORK

)

Before me, a Notary Public, in and for said county and state, personally appeared Joseph J. DioGuardi,  known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 28th day of February, 2007.

/s/ Doreen Pando

Notary Public

My commission expires:

August 18, 2009

POWER OF ATTORNEY

File Nos. 333-05208 and 811-09156

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THOMASLLOYD FUNDS a business trust organized under the laws of the State of Mass. (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER as attorneys for his and in his name, place and stead, and in his office and capacity in the Trust, to execute and file Post-Effective Amendment No. 19 to the Trust's Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of February, 2007.

/s/ Peter T. Endler________

Peter T. Endler

Trustee

STATE OF NEW YORK

)

)

ss:

COUNTY OF NEW YORK

)

Before me, a Notary Public, in and for said county and state, personally appeared Peter T. Endler, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 28th day of February, 2007.

/s/ Doreen Pando_____________

Notary Public

My commission expires:

August 18, 2009__

POWER OF ATTORNEY

File Nos. 333-05208 and 811-09156

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THOMASLLOYD FUNDS a business trust organized under the laws of the State of Mass. (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER as attorneys for him and in his name, place and stead, and in her office and capacity in the Trust, to execute and file Post-Effective Amendment No. 19 to the Trust's Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of February, 2007.

/s/ Charles M. White__________

Charles M. White

Trustee

STATE OF NEW YORK

)

)

ss:

COUNTY OF NEW YORK

)

Before me, a Notary Public, in and for said county and state, personally appeared Charles M. White, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 28th day of February, 2007.

/s/ Doreen Pando___

Notary Public

My commission expires: August 18, 2009_